SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  June 21, 2006
                        (Date of earliest event reported)



                         Commission file number: 014754


                        ELECTRIC AND GAS TECHNOLOGY, INC.
        (Exact name of small business issuer as specified in its charter)


                   TEXAS                                     75-2059193
     (State or other jurisdiction of                       (IRS Employer
      incorporation or organization)                    Identification No.)

                     3233 W. Kingsley, Garland, Texas 75041
                    (Address of principal executive offices)

                   (972) 840-3223 (Issuer's telephone number)

                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 8.01 - OTHER EVENTS

On June 16, 2006, the registrant issued a press release regarding the acceptance of its SB-2 by the Securities and Exchange Commission. A copy of the press release is annexed hereto as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Shell Company Transactions.

          None

     (d)  Exhibits

          99.1  Press release of the registrant issued on June 16, 2006.



                                                 Electric & Gas Technology, Inc.
                                                 (Registrant)

Date:  June 21, 2006                             By: /s/ George M. Johnston
                                                 -------------------------------
                                                 George M. Johnston
                                                 Vice President &
                                                        Chief Financial Officer